SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 29, 2003

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17293 (Commission File Number)	22-2795073 (I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of principal executive offices)		75234 (Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number	Exhibit

99	September 2003 Investor Presentation Materials.

Item 9. Regulation FD Disclosure.

     The following information is being furnished pursuant to “Item 9. Regulation FD Disclosure.”

     As disclosed in Collegiate Pacific’s August 27, 2003 press release, the company is scheduled to make a presentation at the upcoming Roth Capital Conference on September 10, 2003. A copy of the company’s investor presentation materials for that conference, appearing as Exhibit 99, is furnished and not filed pursuant to Regulation FD. Also as disclosed in the company’s August 27, 2003 press release, Collegiate Pacific will send the attached presentation materials to any investor that requests a copy, free of charge, by calling the company’s investor relations department at 888.566.8966 or by sending a written request by telecopy to 888.455.3551.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 29, 2003	COLLEGIATE PACIFIC INC.

	By:	/s/ William R. Estill

William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

99	September 2003 Investor Presentation Materials.